NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Conor Murphy

Chairman of the Board, President, Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Conor Murphy, Chairman of the Board, President, Chief Executive Officer and a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Matthew Ravech, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2021.

/s/ Conor Murphy
Conor Murphy

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Kimberly A. Berwanger

Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Kimberly A. Berwanger, a Director and Vice President of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Matthew Ravech, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March, 2021.

/s/ Kimberly A. Berwanger
Kimberly A. Berwanger

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Kumar Das Gupta

Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Kumar Das Gupta, a Director and Vice President of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Matthew Ravech, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 2021.

/s/ Kumar Das Gupta
Kumar Das Gupta

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Meghan Doscher

Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Meghan Doscher, a Director and Vice President of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Matthew Ravech, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2021.

/s/ Meghan Doscher
Meghan Doscher

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Lynn A. Dumais

Director, Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Lynn A. Dumais, a Director, Vice President and Chief Financial Officer of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Matthew Ravech, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 2021.

/s/ Lynn A. Dumais
Lynn A. Dumais

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Tara Figard

Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Tara Figard, a Director and Vice President of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Matthew Ravech, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2021.

/s/ Tara Figard
Tara Figard

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Gianna H. Figaro-Sterling

Vice President and Controller

KNOW ALL MEN BY THESE PRESENTS, that I, Gianna H. Figaro-Sterling, a Vice President and Controller of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Matthew Ravech, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2021.

/s/ Gianna H. Figaro-Sterling
Gianna H. Figaro-Sterling

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Jeffrey P. Halperin

Director, Vice President and Chief Compliance Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey P. Halperin, a Director, Vice President and Chief Compliance Officer of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Matthew Ravech, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2021.

/s/ Jeffrey P. Halperin
Jeffrey P. Halperin

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Donald A. Leintz

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Donald A. Leintz, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Matthew Ravech, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2021.

/s/ Donald A. Leintz
Donald A. Leintz